EXHIBIT 23






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of The Randers Group Incorporated's Amendment No. 1 on Form 8-K/A.



                                       Arthur Andersen LLP



    Boston, Massachusetts
    October 2, 1997